VARIABLE ANNUITY ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 51.0%

W.R. Berkley Corp.

1,019

$

28,216

Fidelity National Financial,

FINANCIALS 10.3%

Inc. — Class A†

1,370

25,112

First Charter Corp.

4,800

$

128,208

Janus Capital Group, Inc.†

920

21,408

American Financial Realty

Protective Life Corp.

510

20,686

Trust†

15,760

125,134

American Financial Group,

Sterling Financial Corp.*

7,017

122,447

Inc.†

800

20,448

Commerce Group, Inc.†

3,370

121,522

Deutsche Bank AG— SP

GMH Communities Trust

13,950

121,086

ADR†

180

20,349

Alfa Corp.

5,415

119,022

Host Hotels & Resorts, Inc.†

1,220

19,422

Goldman Sachs Group, Inc.†

690

114,119

Taubman Centers, Inc.

360

18,756

Nymex Holdings, Inc.

1,230

111,475

Allianz AG - SP ADR

920

18,087

Post Properties, Inc.†

2,850

110,067

Banco Bilbao Vizcaya

Alleghany Corp.*†

316

107,982

Argentaria SA — SP

Travelers Cos, Inc.

2,210

105,749

ADR†

810

17,812

Plum Creek Timber Co., Inc.

Lloyds TSB Group PLC —

(REIT)†

2,430

98,901

SP ADR†

490

17,591

Countrywide Financial Corp.†

17,770

97,735

ING Groep NV — SP ADR†

460

17,190

Allied World Assurance

Credit Suisse Group — SP

Company Holdings Ltd†

2,290

90,913

ADR†

320

16,282

Aon Corp.

2,260

90,852

Jones Lang LaSalle, Inc.†

190

14,695

Toronto-Dominion Bank

1,363

83,603

Apartment Investment &

SCPIE Holdings Inc.*

2,869

79,041

Management Co. — Class

Loews Corp.

1,820

73,200

A

380

13,608

Charles Schwab Corp.

3,410

64,210

AXA — SP ADR†

370

13,361

Allstate Corp.

1,240

59,594

T. Rowe Price Group, Inc.†

230

11,500

Ameriprise Financial, Inc.

1,110

57,554

Northern Trust Corp.

90

5,982

Blackrock, Inc.†

280

57,170

Discover Financial Services†

260

4,256

Transatlantic Holdings, Inc.†

860

57,061

IntercontinentalExchange,

Federated Investors, Inc. —

Inc.*†

20

2,610

Class B

1,450

56,782

Lehman Brothers Holdings,

Hartford Financial Services

Inc.†

60

2,258

Group, Inc.

740

56,070

CIT Group, Inc.†

60

711

Marsh & McLennan Cos.,

Total Financials

__________

3,153,819

Inc.†

2,240

54,544

Chubb Corp.

1,070

52,944

CONSUMER DISCRETIONARY 7.5%

JPMorgan Chase & Co.

1,220

52,399

Cumulus Media, Inc. — Class

ACE Ltd.

940

51,756

A*†

20,460

130,535

AFLAC, Inc.†

770

50,012

Restoration Hardware, Inc.*†

29,170

126,598

HSBC Holdings PLC — SP

Clear Channel

ADR†

580

47,734

Communications, Inc.

4,220

123,308

UnumProvident Corp.†

1,960

43,140

Bright Horizons Family

Prudential Financial, Inc.

450

35,213

Solutions, Inc.*†

2,760

118,790

Genworth Financial, Inc. —

Circuit City Stores, Inc.

29,804

118,620

Class A†

1,480

33,507

CSK Auto Corp.*†

12,670

117,958

ProLogis†

540

31,784

Getty Images, Inc.*†

3,660

117,120

Annaly Mortgage

Riviera Holdings Corp.*

5,600

115,416

Management, Inc.†

2,000

30,640

CKX, Inc.*

11,699

111,374

Banco Santander Central

Penn National Gaming, Inc.*

2,510

109,762

Hispano SA — SP ADR†

1,520

30,309

XM Satellite Radio Holdings,

Inc.*†

9,370

108,879

1

VARIABLE ANNUITY ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Landry's Restaurants, Inc.†

5,813

$

94,636

CROCS, Inc.*†

50

$

874

Time Warner, Inc.

6,710

94,074

Total Consumer Discretionary

__________

2,303,875

McDonald's Corp.

1,650

92,020

Service Corporation

INDUSTRIALS 5.9%

International†

7,820

79,295

Trane, Inc.

2,750

126,225

DIRECTV Group, Inc.*

2,440

60,488

CSX Corp.†

2,190

122,793

Home Depot, Inc.†

1,810

50,626

Quintana Maritime Ltd.

5,080

120,294

Carnival Corp.

970

39,266

MTC Technologies, Inc.*†

4,959

117,925

Walt Disney Co.†

1,180

37,028

Nuco2, Inc.*

4,174

115,912

GameStop Corp. — Class

Deere & Co.

1,210

97,332

A*†

660

34,129

Waste Industries USA, Inc.

2,451

88,604

Comcast Corp. — Class A†

1,650

31,911

Burlington Northern Santa Fe

Burger King Holdings, Inc.

1,070

29,596

Corp.

820

75,620

CTC Media, Inc.*

920

25,530

Paccar, Inc.†

1,480

66,600

Expedia, Inc.*†

1,090

23,860

Norfolk Southern Corp.

1,110

60,295

BorgWarner, Inc.

540

23,236

Caterpillar, Inc.†

770

60,283

Hasbro, Inc.†

800

22,320

Precision Castparts Corp.

520

53,082

Discovery Holding Co. —

Waste Management, Inc.

1,450

48,662

Class A*†

1,020

21,644

AGCO Corp.*†

810

48,503

DaimlerChrysler AG— SP

Ryder System, Inc.†

760

46,292

ADR†

240

20,532

Flowserve Corp.

430

44,883

Whirlpool Corp.†

220

19,092

Eaton Corp.†

490

39,038

Big Lots, Inc.*

730

16,279

United Rentals, Inc.*

1,560

29,390

Kohl's Corp.*†

360

15,440

Cummins, Inc.

560

26,219

Mohawk Industries, Inc.*†

210

15,038

Manitowoc Co., Inc.†

640

26,112

Amazon.com, Inc.*†

210

14,973

Jacobs Engineering Group,

Nike, Inc. — Class B†

210

14,280

Inc.*†

330

24,285

Wynn Resorts Ltd.†

130

13,083

ITT Industries, Inc.†

460

23,833

Mattel, Inc.

610

12,139

DRS Technologies, Inc.†

370

21,564

Guess?, Inc.†

260

10,522

Steelcase, Inc. — Class A

1,940

21,456

Ross Stores, Inc.†

350

10,486

Terex Corp.*

340

21,250

Brunswick Corp.†

540

8,624

Timken Co.†

640

19,021

Virgin Media, Inc.†

610

8,583

Siemens AG — SP ADR†

170

18,520

American Eagle Outfitters,

GATX Corp.†

430

16,800

Inc.

480

8,405

Con-way, Inc.†

300

14,844

M.D.C. Holdings, Inc.†

180

7,882

Quanta Services, Inc.*†

610

14,134

Goodyear Tire & Rubber

Shaw Group, Inc.*

290

13,671

Co.*†

270

6,966

UAL Corp.†

620

13,349

TRW Automotive Holdings

SPX Corp.

120

12,588

Corp.*†

290

6,777

BE Aerospace, Inc.*

360

12,582

Johnson Controls, Inc.†

200

6,760

Foster Wheeler Ltd.*

220

12,456

Dillard's, Inc. — Class A†

380

6,540

Granite Construction, Inc.†

380

12,430

ITT Educational Services,

ABB Ltd. — SP ADR

410

11,037

Inc.*

120

5,512

Oshkosh Truck Corp.

270

9,796

Garmin Ltd.†

80

4,321

KBR Inc.

320

8,874

Luxottica Group — SP ADR

170

4,277

Koninklijke Philips

Liz Claiborne, Inc.

150

2,722

Electronics NV— SP

AutoZone, Inc.*

20

2,277

ADR

230

8,818

Office Depot, Inc.*

160

1,768

Emerson Electric Co.

170

8,748

Liberty Global, Inc. — Class

McDermott International,

A*†

50

1,704

Inc.*

150

8,223

2

VARIABLE ANNUITY ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

First Solar, Inc.*

30

$

6,934

Novellus Systems, Inc.*†

3,050

$

64,202

Copa Holdings SA

120

4,573

EMC Corp*†

4,390

62,953

Woodward Governor Co.

160

4,275

Synopsys, Inc.*†

2,599

59,023

Chicago Bridge & Iron, Co.

Electronic Data Systems

NV†

100

3,924

Corp.

3,310

55,111

Sunpower Corp.*†

50

3,725

Applied Materials, Inc.

2,500

48,775

Ryanair Holdings PLC — SP

Xerox Corp.†

2,730

40,868

ADR*†

130

3,676

AVX Corp.†

3,120

39,967

URS Corp.*†

100

3,269

Nvidia Corp.*

1,550

30,674

Suntech Power Holdings Co.

CommScope, Inc.*†

770

26,819

Ltd. - SP ADR*†

80

3,245

MasterCard, Inc.†

120

26,759

AMETEK, Inc.

70

3,074

Hewitt Associates, Inc. —

Roper Industries, Inc.†

50

2,972

Class A*†

660

26,248

Delta Air Lines, Inc.*

300

2,580

Computer Sciences Corp.*†

620

25,290

Union Pacific Corp.

20

2,508

Nokia Oyj — SP ADR†

780

24,827

Canadian National Railway

Affiliated Computer Services,

Co.†

50

2,416

Inc. — Class A*

490

24,554

Brady Corp. — Class A†

70

2,340

Apple, Inc.*

170

24,395

EMCOR Group, Inc.*

90

1,999

VeriSign, Inc.*

720

23,933

GrafTech International Ltd.*†

120

1,945

Dolby Laboratories, Inc. —

Perini Corp.*†

50

1,812

Class A*

610

22,119

Energy Conversion Devices,

Tellabs, Inc.*

3,310

18,040

Inc.*†

60

1,794

Intersil Corp. — Class A

570

14,632

Belden, Inc.†

40

1,413

Trimble Navigation Ltd.*†

500

14,295

American Superconductor

Convergys Corp.*

860

12,952

Corp.*†

50

1,160

Atmel Corp.*

3,110

10,823

Regal-Beloit Corp.†

30

1,099

SAP AG — SP ADR†

180

8,923

Landstar System, Inc.

20

1,043

Telefonaktiebolaget LM

Stericycle, Inc.*†

20

1,030

Ericsson — SP ADR†

300

5,895

Hertz Global Holdings, Inc.*†

80

965

KLA-Tencor Corp.†

150

5,565

J.B. Hunt Transport Services,

Polycom, Inc.*†

170

3,832

Inc.†

30

943

Varian Semiconductor

Kansas City Southern*†

20

802

Equipment Associates,

Knight Transportation, Inc.†

40

658

Inc.*†

110

3,097

Heartland Express, Inc.

40

570

Gartner, Inc. — Class A*†

150

2,901

Werner Enterprises, Inc.†

30

557

Cypress Semiconductor

Total Industrials

__________

1,809,644

Corp.*†

120

2,833

Ciena Corp.*†

40

1,233

INFORMATION TECHNOLOGY 5.6%

Total Information Technology

__________

1,706,791

ASE Test Ltd.*

8,285

120,547

Yahoo!, Inc.*†

3,980

115,141

HEALTH CARE 5.0%

NAVTEQ Corp.*

1,660

112,880

Baxter International, Inc.

2,640

152,645

Alliance Data Systems Corp.*

2,230

105,947

HLTH Corp.*†

11,440

109,138

Teradyne, Inc.*

7,380

91,660

E-Z-EM, Inc.*

4,774

100,111

Vishay Intertechnology, Inc.*

8,390

76,013

Matria Healthcare, Inc.*†

4,067

90,694

MEMC Electronic Materials,

Thermo Fisher Scientific,

Inc.*

1,030

73,027

Inc.*

1,580

89,807

Avnet, Inc.*

2,180

71,351

Pfizer, Inc.

3,270

68,441

Juniper Networks, Inc.*†

2,850

71,250

Edwards Lifesciences

Hewlett-Packard Co.

1,550

70,773

Corp.*†

1,290

57,469

NCR Corp.*

2,920

66,664

Eli Lilly & Co.

1,060

54,685

CIGNA Corp.

1,330

53,958

3

VARIABLE ANNUITY ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

UnitedHealth Group, Inc.

1,570

$

53,945

AmerisourceBergen Corp.†

50

$

2,049

Aetna, Inc.†

1,020

42,932

Bio-Rad Laboratories, Inc. —

LifePoint Hospitals, Inc.*†

1,410

38,733

Class A*

20

1,779

McKesson Corp.

710

37,183

Varian Inc.*

30

1,738

Waters Corp.*†

660

36,762

DaVita, Inc.*†

30

1,433

WellPoint, Inc.*†

830

36,628

Affymetrix, Inc.*†

80

1,393

Novartis AG — SP ADR†

680

34,836

Total Health Care

__________

1,514,383

Humana, Inc.*

710

31,851

Express Scripts, Inc.*

450

28,944

ENERGY 4.7%

DENTSPLY International,

Bronco Drilling Co., Inc.*

7,880

126,947

Inc.

710

27,406

Grant Prideco, Inc.*

2,420

119,112

Schering-Plough Corp.

1,870

26,947

Chesapeake Energy Corp.†

2,030

93,684

Quest Diagnostics, Inc.†

590

26,709

Cimarex Energy Co.†

1,700

93,058

Medco Health Solutions,

US BioEnergy Corp.*†

15,696

92,606

Inc.*†

590

25,836

MarkWest Energy Partners

Sanofi-Aventis — SP ADR

650

24,401

LP

2,610

80,492

ImClone Systems, Inc.*†

520

22,058

Anadarko Petroleum Corp.

1,260

79,418

Coventry Health Care, Inc.*†

530

21,385

ConocoPhillips

990

75,448

Cerner Corp.*†

570

21,250

Valero Energy Corp.

1,180

57,950

Community Health Systems,

ENSCO International, Inc.†

880

55,106

Inc.*

510

17,121

Cameron International

VCA Antech, Inc.*†

620

16,957

Corp.*†

1,230

51,217

AstraZeneca PLC — SP

Total SA — SP ADR

530

39,225

ADR

430

16,336

Newfield Exploration Co.*†

710

37,523

Lincare Holdings, Inc.*†

550

15,460

Overseas Shipholding Group,

Stryker Corp.

230

14,961

Inc.†

520

36,421

Charles River Laboratories

National-Oilwell Varco,

International, Inc.*†

230

13,556

Inc.*†

620

36,196

Biogen Idec, Inc.*†

210

12,955

Denbury Resources, Inc.*

1,250

35,687

Health Net, Inc.*

410

12,628

Royal Dutch Shell PLC — SP

Invitrogen Corp.*†

130

11,111

ADR

500

34,490

WellCare Health Plans, Inc.*

240

9,348

Noble Corp.†

660

32,782

Alcon, Inc. — SP ADR†

60

8,535

Transocean, Inc.*†

220

29,744

Shire PLC — SP ADR†

110

6,376

Superior Energy Services*†

740

29,319

Brookdale Senior Living,

Frontline Ltd.†

590

27,152

Inc.†

220

5,258

ENI-Ente Nazionale

Teva Pharmaceutical

Idrocarburi — SP ADR

380

25,882

Industries Ltd. — SP

Unit Corp.*†

360

20,394

ADR

110

5,081

Dresser-Rand Group, Inc.*

630

19,372

Applera Corp. - Applied

Oceaneering International,

Biosystems Group†

110

3,615

Inc.*

300

18,900

Covance, Inc.*

40

3,319

FMC Technologies, Inc.*†

260

14,791

Illumina, Inc.*†

40

3,036

Diamond Offshore Drilling,

Pharmaceutical Product

Inc.†

90

10,476

Development, Inc.

70

2,933

Global Industries Ltd.*

640

10,298

Millipore Corp.*†

40

2,696

Exxon Mobil Corp.

100

8,458

Techne Corp.*

40

2,694

Halliburton Co.†

150

5,899

Cardinal Health, Inc.†

50

2,626

Chevron Corp.

60

5,122

PerkinElmer, Inc.

100

2,425

Weatherford International

Laboratory Corporation of

Ltd.*

70

5,073

America Holdings*†

30

2,210

Tenaris SA — SP ADR†

90

4,486

4

VARIABLE ANNUITY ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Range Resources Corp.†

60

$

3,807

NRG Energy, Inc.*†

2,370

$

92,406

Consol Energy, Inc.

50

3,460

Public Service Enterprise

Smith International, Inc.

50

3,212

Group, Inc.

1,980

79,576

Devon Energy Corp.

30

3,130

PPL Corp.

1,260

57,859

Occidental Petroleum Corp.

40

2,927

Duke Energy Corp.†

3,120

55,692

XTO Energy, Inc.

40

2,474

CenterPoint Energy, Inc.†

3,710

52,942

EOG Resources, Inc.†

20

2,400

Southern Union Co.

2,110

49,100

Canadian Natural Resources

Constellation Energy Group,

Ltd.†

30

2,048

Inc.

490

43,252

Marathon Oil Corp.

40

1,824

Reliant Energy, Inc.*

1,410

33,347

Hess Corp.

20

1,764

Xcel Energy, Inc.

1,420

28,329

Patterson-UTI Energy, Inc.†

49

1,283

Sierra Pacific Resources

2,110

26,649

Total Energy

__________

1,441,057

PG&E Corp.†

640

23,565

Entergy Corp.

200

21,816

CONSUMER STAPLES 3.5%

Energen Corp.†

350

21,805

Molson Coors Brewing Co.

SCANA Corp.

410

14,998

— Class B†

2,550

134,053

TECO Energy, Inc.†

510

8,135

Performance Food Group

Total Utilities

__________

954,276

Co.*†

3,850

125,818

Reynolds American, Inc.†

1,540

90,906

MATERIALS 2.9%

Wal-Mart Stores, Inc.

1,680

88,502

Myers Industries, Inc.

9,698

127,335

Safeway Inc.†

2,970

87,169

Huntsman Corp.

5,360

126,228

Energizer Holdings, Inc.*

900

81,432

United States Steel Corp.

680

86,272

Philip Morris International

E.I. du Pont de Nemours and

Inc.*

1,390

70,306

Co.

1,360

63,594

Pepsi Bottling Group, Inc.†

1,280

43,405

Steel Dynamics, Inc.

1,500

49,560

Loews Corp. - Carolina

Temple-Inland, Inc.

3,480

44,266

Group

590

42,804

Dow Chemical Co.†

1,200

44,220

PepsiAmericas, Inc.†

1,410

35,997

Alcoa, Inc.

830

29,930

Archer-Daniels-Midland Co.

850

34,986

Rio Tinto PLC — SP ADR†

70

28,829

Altria Group, Inc.

1,390

30,858

The Mosaic Co.*

280

28,728

Bunge Ltd.†

350

30,408

Albemarle Corp.†

750

27,390

SUPERVALU, INC.

790

23,684

Reliance Steel & Aluminum

Unilever NV†

650

21,925

Co.

410

24,543

Diageo PLC — SP ADR†

250

20,330

Anglo American PLC — SP

CVS Caremark Corp.

460

18,635

ADR†

780

23,221

Herbalife Ltd.

340

16,150

BHP Billiton Ltd. — SP

Del Monte Foods Co.

1,509

14,381

ADR†

320

21,072

Dean Foods Co.†

650

13,059

Southern Copper Corp.†

200

20,766

Coca-Cola Co.

180

10,957

Commercial Metals Co.†

690

20,679

Cadbury Schweppes PLC —

ArcelorMittal†

240

19,632

SP ADR

200

8,844

Lubrizol Corp.

340

18,873

NBTY, Inc.*†

270

8,087

Cleveland-Cliffs, Inc.

140

16,775

UST, Inc.†

110

5,997

Nalco Holding Co.†

720

15,228

Universal Corp.

50

3,277

Celanese Corp.

250

9,762

Vector Group Ltd.†

110

1,935

Potash Corporation of

Total Consumer Staples

__________

1,063,905

Saskatchewan

50

7,760

Companhia Vale do Rio Doce

UTILITIES 3.1%

— SP ADR†

220

7,621

Puget Energy, Inc.

4,550

117,708

Praxair, Inc.

60

5,054

Energy East Corp.

4,760

114,811

Barrick Gold Corp.

90

3,910

Aquila, Inc.*

34,980

112,286

5

VARIABLE ANNUITY ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Air Products & Chemicals,

American Tower Corp. —

Inc.

40

$

3,680

Class A*

50

$

1,960

POSCO — SP ADR

30

3,569

SK Telecom Co. Ltd. — SP

Goldcorp, Inc.†

90

3,487

ADR†

80

1,729

Agrium, Inc.†

50

3,105

Crown Castle International

Sigma-Aldrich Corp.†

50

2,983

Corp.*†

40

1,380

Teck Cominco Ltd. - Class B

60

2,458

MetroPCS Communications,

PPG Industries, Inc.

40

2,420

Inc.*†

70

1,190

Newmont Mining Corp.†

49

2,220

Citizens Communications

Freeport-McMoRan Copper

Co.†

70

734

& Gold, Inc. — Class B†

20

1,924

Total Telecommunication Services

__________

773,304

Total Materials

__________

897,094

Total Common Stocks

TELECOMMUNICATION SERVICES 2.5%

(Cost $16,463,476)

__________

15,618,148

Verizon Communications,

Inc.

3,920

142,884

EXCHANGE TRADED FUNDS 8.4%

Rural Cellular Corp. — Class

iShares S&P GSCI

A*†

2,790

123,402

Commodity Indexed

SBA Communications

Trust*†

20,900

1,209,274

Corp.*†

3,370

100,527

iShares MSCI Emerging

AT&T, Inc.

1,930

73,919

Markets Index Fund†

3,900

524,082

CenturyTel, Inc.†

2,010

66,812

Nuveen Equity Premium and

U.S. Cellular Corp.*

1,070

58,850

Growth Fund†

7,520

120,320

Vodafone Group PLC — SP

Nuveen Equity Premium

ADR

1,360

40,134

Opportunity Fund

7,790

119,343

Telephone & Data Systems,

Eaton Vance Tax-Managed

Inc.

1,000

39,270

Buy-Write Opportunities

Telefonica SA — SP ADR†

410

35,469

Fund

7,500

119,175

NII Holdings, Inc. — Class

Liberty All Star Equity Fund

18,520

118,343

B*†

530

16,843

Eaton Vance Tax-Managed

Deutsche Telekom AG — SP

Buy-Write Income Fund

7,210

117,306

ADR†

850

14,093

First Trust Enhanced Equity

France Telecom SA — SP

Income Fund, Inc.

8,020

115,007

ADR

360

12,089

Nuveen Core Equity Alpha

China Mobile Ltd. — SP

Fund

7,650

__________

112,149

ADR

160

12,002

Telecom Italia — SP ADR

320

6,685

America Movil SAB de CV

Total Exchange Traded Funds

— SP ADR

100

6,369

(Cost $2,299,699)

__________

2,554,999

Vimpel-Communications —

SP ADR

130

3,886

Face

Mobile Telesystems — SP

Amount

ADR

50

3,792

REPURCHASE AGREEMENTS

Rogers Communications, Inc.

4.5%

— Class B

70

2,514

Collateralized by U.S. Treasury

Turkcell Iletisim Hizmet AS,

Obligations

Inc. — SP ADR

120

2,507

Windstream Corp.†

190

2,270

UBS, Inc. issued 03/31/08 at

Philippine Long Distance

1.29% due 04/01/08

$

372,182

372,182

Telephone Co. — SP

ADR

30

1,994

6

VARIABLE ANNUITY ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Face

Market

Market

Amount

Value

Shares

Value

Morgan Stanley issued

Weyerhaeuser Co.

510

$

(33,170)

03/31/08 at 1.35%

Pactiv Corp.*

1,400

(36,694)

due 04/01/08

$

340,296 $

340,296

Westlake Chemical Corp.

3,031

(39,555)

Mizuho Financial Group, Inc.

Crown Holdings, Inc.*

2,460

(61,894)

issued 03/31/08 at

Sealed Air Corp.

2,741

(69,210)

1.30% due 04/01/08

340,296

340,296

Bemis Co., Inc.

3,881

(98,694)

Lehman Brothers Holdings,

Total Materials

__________

(541,869)

Inc. issued 03/31/08 at

1.15% due 04/01/08††

337,917

__________

337,917

CONSUMER STAPLES (2.1)%

Hansen Natural Corp.*

40

(1,412)

Total Repurchase Agreements

Constellation Brands, Inc. —

(Cost $1,390,691)

__________

1,390,691

Class A*

350

(6,185)

Whole Foods Market, Inc.

850

(28,025)

SECURITIES LENDING COLLATERAL 19.8%

Rite Aid Corp.*

12,462

(36,638)

Investment in Securities Lending Short

Sara Lee Corp.

3,500

(48,930)

Term

Bare Escentuals, Inc.*

2,380

(55,740)

Investment Portfolio Held by

Walgreen Co.

1,510

(57,516)

U.S. Bank

6,076,931

__________

6,076,931

Alberto-Culver Co.

2,130

(58,383)

Hershey Co.

1,901

(71,611)

WM Wrigley Jr Co.

1,260

(79,178)

Total Securities Lending Collateral

(Cost $6,076,931)

6,076,931

Colgate-Palmolive Co.

1,030

(80,247)

__________

Avon Products, Inc.

3,360

(132,854)

Total Long Securities 83.7%

Total Consumer Staples

__________

(656,719)

(Cost $26,230,797)

25,640,769

__________

Shares

UTILITIES (2.9)%

COMMON STOCKS SOLD SHORT (33.5)%

Dynegy, Inc. - Class A*

1,340

(10,573)

DPL, Inc.

610

(15,640)

TELECOMMUNICATION SERVICES (0.2)%

AES Corp.*

1,090

(18,170)

Leap Wireless International,

Atmos Energy Corp.

831

(21,190)

Inc.*

70

(3,262)

Northeast Utilities

880

(21,595)

Sprint Nextel Corp.

550

(3,679)

Exelon Corp.

310

(25,194)

Level 3 Communications,

Oneok, Inc.

650

(29,009)

Inc.*

19,022

(40,327)

Consolidated Edison, Inc.

920

(36,524)

Total Telecommunication Services

__________

(47,268)

NiSource, Inc.

2,742

(47,272)

Allegheny Energy, Inc.

980

(49,490)

MATERIALS (1.8)%

Ameren Corp.

1,160

(51,086)

Eastman Chemical Co.

30

(1,873)

Pepco Holdings, Inc.

2,230

(55,126)

AK Steel Holding Corp.

60

(3,265)

Pinnacle West Capital Corp.

1,860

(65,249)

Owens-Illinois, Inc.*

70

(3,950)

Equitable Resources, Inc.

1,150

(67,735)

Scotts Miracle-Gro Co. -

OGE Energy Corp.

2,310

(72,003)

Class A

370

(11,995)

Aqua America, Inc.

5,090

(95,590)

International Flavors &

Great Plains Energy, Inc.

4,210

(103,777)

Fragrances, Inc.

310

(13,656)

Hawaiian Electric Industries,

Vulcan Materials Co.

240

(15,936)

Inc.

4,631

(110,542)

Total Utilities

(895,765)

Louisiana-Pacific Corp.

1,911

(17,543)

__________

Allegheny Technologies, Inc.

260

(18,554)

Eagle Materials, Inc.

560

(19,908)

CONSUMER DISCRETIONARY (3.1)%

Nucor Corp.

300

(20,322)

Central European Media

Ecolab, Inc.

500

(21,715)

Enterprises Ltd. — Class

Sonoco Products Co.

810

(23,190)

A*

10

(852)

Ashland, Inc.

650

(30,745)

7

VARIABLE ANNUITY ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Jones Apparel Group, Inc.

100

$

(1,342)

Teekay Corp.

340

$

(14,440)

Macy's, Inc.

60

(1,383)

Massey Energy Co.

410

(14,965)

KB Home

100

(2,473)

Cheniere Energy, Inc.*

920

(18,216)

JC Penney Co., Inc.

140

(5,279)

Holly Corp.

460

(19,969)

Career Education Corp.*

480

(6,106)

Forest Oil Corp.*

820

(40,147)

Gannett Co., Inc.

240

(6,972)

Sunoco, Inc.

790

(41,451)

Chico's FAS, Inc.*

990

(7,039)

Tetra Technologies, Inc.*

3,111

(49,278)

Ryland Group, Inc.

240

(7,894)

Murphy Oil Corp.

700

(57,498)

Lennar Corp. — Class A

460

(8,653)

Allis-Chalmers Energy, Inc.*

4,230

(58,332)

Coldwater Creek, Inc.*

1,780

(8,989)

Pioneer Natural Resources

Warner Music Group Corp.

1,900

(9,462)

Co.

1,220

(59,926)

Pool Corp.

510

(9,634)

Baker Hughes, Inc.

880

(60,280)

Scientific Games Corp. —

W&T Offshore, Inc.

2,000

(68,220)

Class A*

460

(9,711)

Patriot Coal Corp.*

1,640

(77,031)

Wendy's International, Inc.

430

(9,916)

Nabors Industries Ltd.*

2,360

(79,697)

Apollo Group, Inc. — Class

Markwest Energy Partners LP

2,610

(80,492)

A*

230

(9,936)

VeraSun Energy Corp.*

13,330

(97,976)

AnnTaylor Stores Corp.*

540

(13,057)

BJ Services Co.

4,361

(124,332)

Wyndham Worldwide Corp.

640

(13,235)

Total Energy

__________

(972,711)

Foot Locker, Inc.

1,130

(13,300)

Eastman Kodak Co.

780

(13,783)

HEALTH CARE (3.8)%

Las Vegas Sands Corp.*

200

(14,728)

Mylan, Inc.

180

(2,088)

Toll Brothers, Inc.*

640

(15,027)

PDL BioPharma, Inc.*

330

(3,495)

Lowe's Cos., Inc.

810

(18,581)

Health Management

OfficeMax, Inc.

1,000

(19,140)

Associates, Inc. — Class

Centex Corp.

950

(22,999)

A*

1,370

(7,247)

Urban Outfitters, Inc.*

770

(24,139)

King Pharmaceuticals, Inc.*

921

(8,013)

Saks, Inc.*

1,990

(24,815)

Advanced Medical Optics,

Coach, Inc.*

840

(25,326)

Inc.*

510

(10,353)

Marriott International, Inc. —

Cooper Cos., Inc.

390

(13,428)

Class A

850

(29,206)

Varian Medical Systems,

CBS Corp.

1,400

(30,912)

Inc.*

320

(14,989)

DR Horton, Inc.

2,040

(32,130)

Sepracor, Inc.*

830

(16,201)

H&R Block, Inc.

1,560

(32,386)

Forest Laboratories, Inc.*

480

(19,205)

Pulte Homes, Inc.

2,360

(34,338)

Intuitive Surgical, Inc.*

60

(19,461)

International Game

Abraxis Bioscience/New,

Technology

890

(35,787)

Inc.*

390

(23,041)

DreamWorks Animation

Hospira, Inc.*

670

(28,656)

SKG, Inc. — Class A*

1,560

(40,217)

Amylin Pharmaceuticals,

General Motors Corp.

2,140

(40,767)

Inc.*

1,030

(30,086)

Interpublic Group of Cos.,

Omnicare, Inc.

2,000

(36,320)

Inc.*

5,590

(47,012)

CR Bard, Inc.

380

(36,632)

Ford Motor Co.*

9,040

(51,709)

Merck & Co., Inc.

980

(37,191)

Starbucks Corp.*

3,240

(56,700)

Warner Chilcott*

2,170

(39,060)

Sirius Satellite Radio, Inc.*

69,431

(198,581)

Allergan, Inc.

910

(51,315)

Total Consumer Discretionary

__________

(953,516)

Boston Scientific Corp.*

4,181

(53,809)

APP Pharmaceuticals, Inc.*

4,561

(55,097)

ENERGY (3.2)%

Abbott Laboratories

1,020

(56,253)

SandRidge Energy, Inc.*

20

(783)

Bristol-Myers Squibb Co.

2,660

(56,658)

Arch Coal, Inc.

111

(4,829)

Millennium Pharmaceuticals,

Western Refining, Inc.

360

(4,849)

Inc.*

3,730

(57,666)

8

VARIABLE ANNUITY ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Celgene Corp.*

1,020

$

(62,516)

Trinity Industries, Inc.

290

$

(7,728)

Tenet Healthcare Corp.*

12,471

(70,586)

YRC Worldwide, Inc.*

680

(8,922)

Vertex Pharmaceuticals, Inc.*

3,130

(74,776)

Hubbell, Inc. — Class B

220

(9,612)

Amgen, Inc.*

1,850

(77,293)

Avis Budget Group, Inc.*

1,260

(13,381)

Gilead Sciences, Inc.*

1,730

(89,147)

ChoicePoint, Inc.*

330

(15,708)

Johnson & Johnson

1,660

(107,684)

UTi Worldwide, Inc.

810

(16,265)

Total Health Care

__________

(1,158,266)

FedEx Corp.

180

(16,681)

Monster Worldwide, Inc.*

800

(19,368)

INFORMATION TECHNOLOGY (4.0)%

Fluor Corp.

140

(19,762)

Intuit, Inc.*

2

(54)

Graco, Inc.

600

(21,756)

VeriFone Holdings, Inc.*

230

(3,650)

Alexander & Baldwin, Inc.

540

(23,263)

Marvell Technology Group

Brink's Co.

380

(25,528)

Ltd.*

630

(6,854)

HNI Corp.

960

(25,814)

Google, Inc. — Class A*

20

(8,809)

Dun & Bradstreet Corp.

320

(26,042)

Riverbed Technology, Inc.*

640

(9,510)

WESCO International, Inc.*

730

(26,638)

EchoStar Corp. — Class A*

450

(13,293)

Cintas Corp.

990

(28,255)

Motorola, Inc.

1,721

(16,005)

Ingersoll-Rand Co. — Class

Cognizant Technology

A

640

(28,531)

Solutions Corp. — Class

Tyco International Ltd.

690

(30,395)

A*

590

(17,010)

Fastenal Co.

700

(32,151)

National Instruments Corp.

680

(17,775)

Corporate Executive Board

LSI Logic Corp.*

3,841

(19,013)

Co.

840

(34,003)

BEA Systems, Inc.*

1,010

(19,342)

Rockwell Collins, Inc.

640

(36,576)

QLogic Corp.*

1,410

(21,644)

Continental Airlines, Inc.*

2,110

(40,575)

Micron Technology, Inc.*

3,931

(23,468)

Owens Corning, Inc.*

2,430

(44,056)

Novell, Inc.*

4,142

(26,053)

AMR Corp.*

5,361

(48,356)

Sanmina-SCI Corp.*

17,163

(27,804)

CH Robinson Worldwide,

Jabil Circuit, Inc.

3,110

(29,421)

Inc.

890

(48,416)

Lexmark International, Inc. -

Pitney Bowes, Inc.

1,430

(50,079)

Class A*

1,190

(36,557)

General Electric Co.

1,410

(52,184)

Activision, Inc.*

1,420

(38,780)

Robert Half International, Inc.

2,030

(52,252)

Paychex, Inc.

1,220

(41,797)

Masco Corp.

2,860

(56,714)

Intel Corp.

2,160

(45,749)

Excel Maritime Carriers Ltd.

2,080

(61,048)

Akamai Technologies, Inc.*

1,690

(47,590)

United Parcel Service, Inc. —

WebMD Health Corp.*

2,020

(47,611)

Class B

1,440

(105,149)

Advanced Micro Devices,

Expeditors International

Inc.*

8,111

(47,774)

Washington, Inc.

2,350

(106,173)

Acxiom Corp.

4,241

(50,341)

Southwest Airlines Co.

9,934

(123,254)

Tech Data Corp.*

1,750

(57,400)

Total Industrials

__________

(1,258,199)

Adobe Systems, Inc.*

1,640

(58,368)

Unisys Corp.*

13,601

(60,253)

FINANCIALS (8.3)%

Microsoft Corp.

2,130

(60,449)

Westamerica Bancorporation

20

(1,052)

NetApp, Inc.*

3,041

(60,972)

CapitalSource, Inc.

260

(2,514)

Salesforce.com, Inc.*

1,360

(78,703)

Bear Stearns Cos., Inc.

250

(2,622)

Electronic Arts, Inc.*

2,140

(106,829)

Eaton Vance Corp.

90

(2,746)

JDS Uniphase Corp.*

9,331

(124,942)

Legg Mason, Inc.

50

(2,799)

Total Information Technology

__________

(1,223,820)

Nasdaq OMX Group*

100

(3,866)

PMI Group, Inc.

900

(5,238)

INDUSTRIALS (4.1)%

State Street Corp.

70

(5,530)

US Airways Group, Inc.*

400

(3,564)

Old Republic International

Corp.

450

(5,809)

First Marblehead Corp.

810

(6,043)

9

VARIABLE ANNUITY ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

BRE Properties, Inc.

140

$

(6,378)

Popular, Inc.

3,381

$

(39,422)

iStar Financial, Inc.

570

(7,997)

Gramercy Capital Corp.

1,910

(39,976)

Liberty Media Corp. -

Franklin Resources, Inc.

420

(40,736)

Capital*

520

(8,185)

Kimco Realty Corp.

1,070

(41,912)

Citigroup, Inc.

420

(8,996)

Allied Capital Corp.

2,430

(44,785)

National City Corp.

1,031

(10,258)

Sovereign Bancorp, Inc.

5,070

(47,252)

Forest City Enterprises, Inc.

M&T Bank Corp.

620

(49,898)

— Class A

310

(11,408)

CB Richard Ellis Group, Inc.

XL Capital

400

(11,820)

— Class A*

2,420

(52,369)

First Horizon National Corp.

870

(12,189)

Ventas, Inc.

1,210

(54,341)

SEI Investments Co.

540

(13,333)

Macerich Co.

790

(55,513)

Duke Realty Corp.

590

(13,458)

PartnerRe

730

(55,699)

Freddie Mac

580

(14,686)

Federal Realty Invs Trust

720

(56,124)

Federal National Mortgage

NYSE Euronext

910

(56,156)

Association

580

(15,266)

Leucadia National Corp.

1,250

(56,525)

Student Loan Corp.

160

(15,824)

Regions Financial Corp.

2,921

(57,690)

Essex Property Trust, Inc.

140

(15,957)

Simon Property Group, Inc.

680

(63,179)

Whitney Holding Corp.

650

(16,113)

People's United Financial,

Colonial BancGroup, Inc.

1,680

(16,178)

Inc.

3,760

(65,086)

Cincinnati Financial Corp.

440

(16,738)

Moody's Corp.

2,040

(71,053)

Arthur J Gallagher & Co.

730

(17,243)

PNC Financial Services

CBL & Associates Properties,

Group, Inc.

1,130

(74,094)

Inc.

770

(18,118)

Toronto-Dominion Bank

1,370

(84,050)

Webster Financial Corp.

700

(19,509)

CME Group, Inc.

190

(89,129)

First American Corp.

650

(22,061)

Fifth Third Bancorp

5,100

(106,692)

Liberty Property Trust

750

(23,332)

Bank of America Corp.

3,250

(123,208)

Brown & Brown, Inc.

1,350

(23,463)

HCP, Inc.

4,401

(148,565)

Capitol Federal Financial

630

(23,612)

Total Financials

__________

(2,549,515)

Everest Re Group

270

(24,173)

UDR, Inc.

1,030

(25,256)

Total Common Stocks Sold Short

Huntington Bancshares, Inc.

2,370

(25,478)

(Proceeds $10,972,612)

(10,257,648)

__________

Kilroy Realty Corp.

550

(27,011)

Brandywine Realty Trust

1,600

(27,136)

Contracts

Capital One Financial Corp.

560

(27,563)

OPTIONS WRITTEN (0.7)%

Regency Centers Corp.

450

(29,142)

Call Options on:

Endurance Specialty Holdings

April 2008 S&P 500 Index

Ltd.

800

(29,280)

Futures Contracts expiring

Developers Diversified Realty

April 2008 with a strike

Corp.

700

(29,316)

price of 1260.

12

(219,900)

American Campus

Total Options Written

Communities, Inc.

1,080

(29,549)

(Premiums Received $248,954)

(219,900)

SLM Corp.*

1,940

(29,779)

Total Short Sales (34.2)%

Conseco, Inc.*

2,961

(30,202)

(Proceeds $11,221,566)

Washington Mutual, Inc.

3,021

__________

10,477,548

(31,116)

Astoria Financial Corp.

1,150

(31,234)

New York Community

Other Assets in Excess of

Bancorp, Inc.

1,780

(32,432)

Liabilities – 50.5%

$

____________

15,467,327

Zions Bancorporation

750

(34,163)

Net Assets – 100.0%

$

30,630,548

Lazard — Class A

910

(34,762)

AvalonBay Communities, Inc.

370

(35,712)

Bank of New York Mellon

Corp.

870

(36,305)

10

VARIABLE ANNUITY ABSOLUTE RETURN STRATEGIES FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Unrealized

Unrealized

Contracts

Gain (Loss)

Contracts

Gain (Loss)

Futures Contracts Purchased

June 2008 U.S. 10 year

June 2008 Swiss Franc

Treasury Note Index Futures

Currency Futures

Contracts

Contracts

(Aggregate Market Value of

(Aggregate Market Value of

Contracts $3,092,781)

26

$ 112,006

Contracts $1,132,425)

9

(27,307)

June 2008 S&P 500 Index Mini

(Total Aggregate Market Value of

Futures Contracts

Contracts $3,511,260)

(18,061)

(Aggregate Market Value of

Contracts $6,545,138)

99

52,773

June 2008 Russell 2000® Index

*

Non-Income Producing Security.

Mini Futures Contracts

†

All or a portion of this security was on loan at March 31,

(Aggregate Market Value of

2008.

Contracts $1,512,500)

22

24,821

††

All or a portion of this security was held as short security

June 2008 Nikkei 225 Index

collateral at March 31, 2008.

Futures Contracts

ADR – American Depository Receipt.

(Aggregate Market Value of

Contracts $634,250)

10

10,272

June 2008 S&P MidCap 400

Index Mini Futures Contracts

(Aggregate Market Value of

Contracts $468,540)

6

10,001

June 2008 New Zealand Dollar

Currency Futures Contracts

(Aggregate Market Value of

Contracts $1,008,670)

13

(541)

June 2008 Australian Dollar

Currency Futures Contracts

(Aggregate Market Value of

Contracts $1,084,920)

12

(1,594)

June 2008 British Pound

Futures Contracts

(Aggregate Market Value of

Contracts $985,600)

8

(11,672)

(Total Aggregate Market Value of Contracts

$15,332,399)

$ 196,066

____________

FOREIGN CURRENCY FUTURES CONTRACTS SOLD

SHORT

June 2008 DXY Currency

Index Futures Contracts

(Aggregate Market Value of

Contracts $1,371,135)

19

29,719

June 2008 Japanese Yen

Currency Futures

Contracts

(Aggregate Market Value of

Contracts $1,007,700)

8

(20,473)

11